UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2004

Maxwell Shoe Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24026	04-2599205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Sprague Street P.O. Box 37 Readville (Boston), MA	02137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 364-5090

None

(Former name or former address, if changed since last report.)

The undersigned registrant hereby amends its Current Report on Form 8-K, dated May 3, 2004, previously furnished with the Securities and Exchange Commission on May 3, 2004. Specifically, the Current Report on Form 8-K is being amended to include certain disclosures under Item 12 “Results of Operations and Financial Condition”.

Item 12. Results of Operations and Financial Condition

On May 3, 2004, Maxwell Shoe Company Inc. (the “Company”) issued a press release discussing its results of operations and financial condition for the second fiscal quarter ended April 30, 2004. A copy of the press release was furnished as Exhibit 99.1 to the Current Report on Form 8-K furnished with the Securities and Exchange Commission on May 3, 2004. The press release contains a range of projected fiscal year 2004 earnings per share which excludes a non-recurring charge, which is not prepared in accordance with GAAP.

This non-GAAP financial measure should not be construed as being more important than the comparable GAAP measure. It is presented because the Company uses this information when evaluating its results of operations and the Company believes that this information provides investors with an additional and useful comparison of the Company’s current results of operations with past and future periods. The Company believes that the non-GAAP financial measure is helpful in more clearly reflecting the sales of the Company’s products, as well as trends in the Company’s core operations that may not otherwise be apparent when relying solely on GAAP financial measures, because the non-GAAP financial measure eliminates from earnings the non-recurring charge that the Company believes has less bearing on its performance.

The range of projected fiscal year 2004 earnings per share contained in the Company’s press release excludes certain non-recurring costs related to the unsolicited tender offer and related consent solicitation by Jones Apparel Group, Inc. (“Jones”). The Company has determined that it is not able, without unreasonable efforts, to provide a reconciliation to a comparable GAAP financial measure because of the difficulty in determining and projecting the costs associated with the ongoing Jones tender offer and consent solicitation, which depend on many factors, including, without limitation: the length, costs and outcome of litigation proceedings between the Company and Jones in two different courts related to the unsolicited tender offer and consent solicitation; the duration of the tender offer and consent solicitation; whether or not, and when, Jones increases its offer price in its tender offer and by how much; whether or not, and when, Jones withdraws its unsolicited tender offer and consent solicitation and various other developments related to the Jones tender offer and consent solicitation that are not within the control of the Company.

The information in this Current Report on Form 8-K is being furnished under Item 12 “Results of Operations and Financial Condition”. Such information, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL SHOE COMPANY INC. (Registrant)

Date: May 5, 2004	/s/ Mark J. Cocozza
Mark J. Cocozza Chairman and Chief Executive Officer